EXHIBIT 99.1

FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT is made effective as of July 2, 2018, by and among PANHANDLE OIL AND GAS INC., formerly named Panhandle Royalty Company, an Oklahoma corporation (referred to herein as the “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”), MIDFIRST BANK, a federally chartered savings association, as Documentation Agent, and BOKF, NA dba Bank of Oklahoma, as Administrative Agent and L/C Issuer.

W I T N E S S E T H:

WHEREAS, Borrower, Administrative Agent, Documentation Agent, and Lenders entered into that certain Amended and Restated Credit Agreement dated as of November 25, 2013 as modified by a letter amendment dated as of March 5, 2014 and as further amended by that certain Second Amendment to Amended and Restated Credit Agreement dated as of June 17, 2014 and as further amended by that certain Third Amendment to Amended and Restated Credit Agreement dated as of December 8, 2016 and as further amended by that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of October 25, 2017 (the “Existing Credit Agreement”), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided; and

WHEREAS, Borrower, Administrative Agent and Lenders desire to amend the Existing Credit Agreement for the fifth time to, among other things set forth herein, modify certain provisions pertaining to hedging activities;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Existing Credit Agreement, in consideration of the loans and other extensions of credit which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

Definitions and References

Section 1.1Terms Defined in the Existing Credit Agreement.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Existing Credit Agreement shall have the same meanings whenever used in this Amendment.

Section 1.2Other Defined Terms.  Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

“Amendment” means this Fifth Amendment to Amended and Restated Credit Agreement.

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“Amendment Documents” means this Amendment and all other Loan Documents executed and delivered in connection herewith including but not limited to notes and mortgages covering such of Borrower’s oil and gas properties as deemed necessary by Administrative Agent in its sole discretion.

“Credit Agreement” means the Existing Credit Agreement as amended hereby.

ARTICLE II.

Amendments TO CREDIT AGREEMENT

Section 2.1.Amendments to Section 1.1 of the Existing Credit Agreement (DEFINED TERMS).

(a)Amendment to Existing Definitions.  The following defined terms appearing in Section 1.1 of the Existing Credit Agreement are hereby amended and restated in their respective entireties as follows:

“Loan Documents” means this Agreement, the Notes, any and all Swap Agreements entered into between an Approved Counterparty and Borrower and its Affiliates, any and all Collateral Sharing Agreements, the Collateral Documents, all agreements, documents, or instruments in favor of Lenders or Agent, for the ratable benefit of the Lenders, ever executed and delivered by Borrower in connection with this Agreement, and all future renewals, extensions, restatements, reaffirmations, or amendment of, or supplements to, all or any part of the foregoing.

“Obligations” means all advances to, and debts, liabilities, obligations, covenants and duties of, the Borrower arising under any Loan Document or otherwise with respect to the Loan including, but not limited to, the Notes, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest that accrues after the commencement by or against Borrower or any Affiliate thereof or any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding; provided, however, that all references to the “Obligations” in the Loan Documents shall, in addition to the foregoing, also include all advances to, and debts, liabilities, obligations, covenants and duties now or hereafter owed to the Lenders or any Affiliate of a Lender arising from, by virtue of, or pursuant to any Specified Swap Agreement relating to the Loan (but expressly excluding Excluded Swap Obligations).

“Swap Agreement” means, any agreement, contract or transaction that constitutes a “swap” within the meaning of Section 1a(47) of the Commodity Exchange Act, including Hedging Contracts, and any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies,

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commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions; provided that no phantom stock or similar plan providing for payments only on account of services provided by current or former directors, officers, employees or consultants of Borrower or any of its Subsidiaries shall be a “Swap Agreement”.

(b) Amendment Adding Defined Terms.  The following defined terms shall be added to Section 1.1 of the Existing Credit Agreement in their appropriate alphabetical order:

“Approved Counterparty” means a counterparty to a Hedging Contract that (a) is a Lender Counterparty, (b) is a Secured Third Party Hedge Counterparty, or (c) is an Unsecured Hedge Counterparty.

“Collateral Sharing Agreement” means any intercreditor and collateral sharing agreement by and among a Secured Third Party Hedge Counterparty, Agent, and Borrower and/or its Affiliates, in form, scope and substance satisfactory to Agent in its discretion.

“Floor Contracts” means put option contracts that protect against falling oil and gas prices and do not require any payments in respect thereof other than an initial premium or purchase price. For the avoidance of doubt, “Floor Contracts” do not include swaps or collars.

“Hedging Contract” means (a) any agreement providing for options, swaps, floors, caps, collars, forward sales or forward purchases involving interest rates, commodities or commodity prices, equities, currencies, bonds, or indexes based on any of the foregoing, (b) any option, futures or forward contract traded on an exchange, and (c) any other derivative agreement or other similar agreement or arrangement.

“Lender Counterparty” means any Lender or any Affiliate of any Lender that is a party to a Hedging Contract with any Borrower or Subsidiary.  If a Person ceases to be a Lender or an Affiliate of a Lender but remains a party to such Hedging Contract, such person shall nonetheless remain a Lender Counterparty, but only with respect to transactions entered into thereunder during or prior to the time such Person was a Lender or an Affiliate of a Lender.

“Projected Oil and Gas Production” means the projected production of oil or gas (measured by volume unit or BTU equivalent, not sales price) for the term of the contract or a particular month, as applicable, from reserves that are at the time of determination Proved Developed Producing Reserves attributable to Oil and Gas Properties owned by Restricted Persons that are located in or offshore of the United States, as such production is projected in the Engineering Report most recently delivered, after deducting projected production from any properties or interests sold or under contract for sale that had been included in such report and

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after adding projected production from any properties or interests that had not been reflected in such report but that are reflected in a separate or supplemental report satisfactory to Administrative Agent.

“Secured Hedging Obligations” means Lender Hedging Obligations and Secured Third Party Hedging Obligations.

“Secured Third Party Hedge Counterparty” means any Person satisfactory to Agent in its discretion that is a counterparty of Borrower or any Subsidiary to a Hedging Contract, in each case only if that counterparty has executed and delivered a Collateral Sharing Agreement, and that has senior unsecured long-term debt obligations rated A- or higher by S&P and A3 or higher by Moody’s.

“Secured Third Party Hedging Obligation” means any obligation of the Borrower or any Subsidiary arising from time to time under any Hedging Contract heretofore, presently, or hereafter entered into with a Secured Third Party Hedge Counterparty; provided that (a) if any Person that was a Secured Third Party Hedge Counterparty ceases to be a Secured Third Party Hedge Counterparty, and (b) used with reference to any Guarantor, the term “Secured Third Party Hedging Obligation” excludes any Excluded Swap Obligations with respect to such Guarantor.

“Unsecured Hedge Counterparty” means any Person that is satisfactory to Agent in its discretion, that is a counterparty of Borrower or any Subsidiary to an unsecured Hedging Contract, and that has senior unsecured long-term debt obligations rated A- or higher by S&P and A3 or higher by Moody’s.

Section 2.2Amendments to Section 4 of the Existing Credit Agreement (AFFIRMATIVE COVENANTS).

(a)Amendment to Section 4.1 of the Existing Credit Agreement. Paragraph “(b)”, Interim Financial Statements, of Section 4.1 of the Existing Credit Agreement, Financial Statements and Other Deliveries, is hereby amended and restated in its entirety as follows:

(b)Interim Financial Statements and Hedge Report.

(i)As soon as available, but in any event within sixty (60) days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, a consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal quarter and for the portion of the Borrower's fiscal year then ended, setting forth in comparative form the figures for the corresponding portion of the previous fiscal year, all in reasonable detail and certified by a Responsible Officer of the Borrower as fairly presenting in all material respects the financial condition, results of operations, shareholders' equity and statement of cash flows of the Borrower and its

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Subsidiaries in accordance with GAAP, subject only to normal year-end and audit adjustments and the absence of footnotes.

(ii)In conjunction with the delivery of the financial statements required by Section 4.1(b)(i) above, and at such other times as Borrower places new Swap Agreements with a counter-party other than a Lender, a report on any and all outstanding Swap Agreements entered into during such quarterly period detailing, among other things, the material terms of such Swap Agreements.  Further, Borrower shall deliver to Agent within five (5) business days of its execution of any trade pursuant to any Swap Agreement with a counterparty other than a Lender, Borrower shall deliver a true and correct copy of the trade confirmations.

Section 2.3Amendments to Section 5 of the Existing Credit Agreement (NEGATIVE COVENANTS).

(a)Amendment to Paragraph “(d)” of Section 5.3 of the Existing Credit Agreement.  Paragraph “(d)” of Section 5.3 of the Agreement, Indebtedness is hereby amended and restated in its entirety as follows:

(d)Obligations (contingent or otherwise) of Borrower  existing or arising under any Swap Agreement, provided that (i) such Obligations are (or were) entered into by such Person in the ordinary course of business for the purpose of directly mitigating risks associated with liabilities, commitments, investments, assets, or property held or reasonably anticipated by such Person, or changes in the value of securities issued by such Person and not for purposes of speculation or taking a “market view;” (ii) such Swap Obligations are with an Approved Counterparty; and (iii) such Swap Agreement does not contain any provision exonerating the non-defaulting party from its obligation to make payments on outstanding transactions to the defaulting party;

(b)Amendment to Section 5.11 of the Existing Credit Agreement.  Section 5.11 of the Agreement, Restricted Payments” is hereby amended and restated in its entirety as follows:

5.11Restricted Payments.  Declare, pay or make, whether in cash or property, or set aside or apply any money or assets to pay or make any Restricted Payments except that Borrower may make Restricted Payments; provided that so long as immediately after giving effect to any such Restricted Payment (i) no Default or Event of Default exists or results therefrom, (ii) the Available Commitment is greater than or equal to twenty percent (20%) of the Total Commitment, (iii) the ratio described in Section 6.1 (the “Leverage Ratio”) on a pro forma basis is not greater than 2.75 to 1.00.  For the purposes of “(iii)” above, Borrower’s Funded Indebtedness shall be determined as of the date of calculation after giving effect to such Restricted Payment occurring on such date and Borrower’s

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consolidated EBITDA shall be determined as if such Restricted Payment occurred on the last day of the fiscal quarter then most recently ended for which financial statements have been received pursuant to Section 4.1; and provided, further that the requirement set forth in clause (iii) of this Section 5.11 is applicable only at the time of such Restricted Payment after giving effect to any related borrowing or Funded Indebtedness issuance and does not require that the Leverage Ratio be maintained at not greater than 2.75 to 1.00 subsequent to giving effect to such Restricted Payment and any related borrowing or Funded Indebtedness issuance.

(c)Amendment to Section 5.18 of the Existing Credit Agreement.  Section 5.18 of the Agreement, Hedging Transactions” is hereby amended and restated in its entirety as follows:

5.18Hedging Transactions.No Borrower or Subsidiary will be a party to or in any manner be liable on any Hedging Contract except:

(a)Hedging Contracts (excluding Floor Contracts covered by the following subsection (b) and basis differential swaps on volumes already hedged pursuant to other Hedging Contracts) entered into with the purpose and effect of fixing prices on oil or gas expected to be produced by Borrower or a Subsidiary; provided that at all times: (i) no such Hedging Contract fixes a price for a period later than 36 months after such contract is entered into; (ii) the aggregate monthly production covered by all such contracts (determined, in the case of contracts that are not settled on a monthly basis, by a monthly proration acceptable to Administrative Agent) for any single month does not in the aggregate exceed 80% of Borrower’s and all Subsidiaries’ aggregate Projected Oil and Gas Production anticipated (at the time such Hedging Contract is entered into) to be sold in the ordinary course of the Borrower and each Subsidiary’s businesses for such month, determined separately with respect to oil and gas, (iii) except for the Collateral under the Collateral Documents with respect to Secured Hedging Obligations, no such contract requires Borrower or any Subsidiary to put up money, assets, or other security against the event of its nonperformance prior to actual default by such Borrower or Subsidiary in performing its obligations thereunder, and (iv) each such contract is with an Approved Counterparty;

(b)Floor Contracts; provided that (i) no such contract has a term of more than 36 months after such contract is entered into, (ii) the aggregate monthly production covered by all such contracts for any single month does not in the aggregate exceed 100% of Borrower’s and all Subsidiaries’ aggregate Projected Oil and Gas Production anticipated (at the time such Hedging Contract is entered into) to be sold in the ordinary

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course of the Borrower’s and each Subsidiary’s businesses for such month, and (iii) each such contract is with an Approved Counterparty; and

(c)Hedging Contracts entered into by a Borrower or a Subsidiary with the purpose and effect of fixing interest rates on a principal amount of indebtedness of such Borrower or Subsidiary that is accruing interest at a variable rate; provided that (i) at the time such Hedging Contract is entered into, the aggregate notional amount of such contracts does not exceed 75% of the anticipated outstanding principal balance of the indebtedness to be hedged by such contracts or an average of such principal balances calculated using a generally accepted method of matching interest swap contracts to declining principal balances, (ii) the floating rate index of each such contract generally matches the index used to determine the floating rates of interest on the corresponding indebtedness to be hedged by such contract and (iii) each such contract is with an Approved Counterparty.

Section 2.4Amendments to Section 8 of the Existing Credit Agreement (EVENTS OF DEFAULT AND REMEDIES).

(a)The reference to “Swap Contract” set forth in Paragraph “(f)”, Cross-Defaults”, of Section 8.1 of the Existing Credit Agreement, Events of Default, is hereby deleted and replaced with “Swap Agreement”.

Section 2.5Amendments to Section 11 of the Existing Credit Agreement (MISCELLANEOUS).

(a)Amendment to Section 11.13 of the Agreement.  Section 11.13 of the Agreement, “Collateral Matters; Hedging Agreements; Treasury Management Agreements” is hereby amended and restated in its entirety as follows:

11.13Collateral Matters; Hedging Contracts; Treasury Management Agreements.  The benefit of the Collateral Documents and of the provisions of this Agreement relating to any Collateral securing the Obligations shall also extend to and be available to Treasury Management Counterparties on a pro rata basis in respect of any Obligations of the Borrower or any of its Subsidiaries which arise under any such Specified Swap Agreement or Treasury Management Agreements or Hedging Contracts with a Lender Counterparty or Secured Third Party Hedge Counterparty.  No Lender or Affiliate of a Lender shall have any voting rights under any Loan Document as a result of the existence of obligations owed to it under any such Specified Swap Agreement or Treasury Management Agreements or Hedging Contract with a Lender Counterparty or Secured Third Party Hedge Counterparty.

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ARTICLE III.

Conditions of Effectiveness

Section 3.1Effective Date.  This Amendment shall become effective as of the date hereof when and only when:

(a)Amendment Documents.  Administrative Agent shall have received duly executed and delivered counterparts of each Amendment Document (i) in form, substance and date satisfactory to Administrative Agent and each Lender as required pursuant to the terms of the Credit Agreement, and (ii) in such numbers as Administrative Agent or its counsel may reasonably request.

(b)Certificates and Resolutions.  Administrative Agent shall have received such certificates and resolutions or consents of the governing body of the Borrower authorizing the transactions described in this Amendment and certifying as to the completeness of the Organizational Documents of the Borrower.

(c)No Default.  No event shall have occurred and be continuing that would constitute an Event of Default or a Default.

(d)Opinions of Counsel.  Administrative Agent shall have received originally executed copies of the favorable written opinions of Borrower’s counsel opining as to such matters as Administrative Agent may reasonably request, dated as of the effectiveness of this Amendment and otherwise in form and substance reasonably satisfactory to Administrative Agent.

ARTICLE IV.

Representations and Warranties

Section 4.1Representations and Warranties of Borrower.  In order to induce each Lender to enter into this Amendment, Borrower represents and warrants to Administrative Agent and each Lender that:

(a)All representations and warranties made by Borrower in any Loan Document are true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of time of the effectiveness hereof as if such representations and warranties had been made as of the time of the effectiveness hereof (except to the extent that such representation or warranty was made as of a specific date, in which case such representation or warranty shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such specific date).

(b)Borrower has duly taken all corporate action necessary to authorize the execution and delivery by it of the Amendment Documents to which it is a party and to authorize the consummation of the transactions contemplated thereby and the performance of its obligations thereunder.

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(c)The execution and delivery by Borrower of the Amendment Documents to which it is a party, the performance by it of its obligations under such Amendment Documents, and the consummation of the transactions contemplated by such Amendment Documents, do not and will not (a) conflict with, violate or result in a breach of any provision of (i), to its knowledge, any Law, (ii) its Organizational Documents, or (iii) any material agreement, judgment, license, order or permit applicable to or binding upon it, (b) result in the acceleration of any Indebtedness owed by it, or (c) result in or require the creation of any Lien upon any of its assets or properties except as expressly contemplated or permitted in the Loan Documents.  Except (x) as expressly contemplated in the Amendment Documents and (y) such as have been obtained or made and are in full force and effect, to its knowledge, no permit, consent, approval, authorization or order of, and no notice to or filing with, any Governmental Authority or third party is required on the part of or in its respect in connection with the execution, delivery or performance by it of any Amendment Document or to consummate any transactions contemplated by the Amendment Documents.

(d)This Amendment is, and the other Amendment Documents when duly executed and delivered will be, legal, valid and binding obligations of it, enforceable against it in accordance with their terms except as such enforcement may be limited by bankruptcy, insolvency or similar Laws of general application relating to the enforcement of creditors’ rights and by general principles of equity.

ARTICLE V.

Miscellaneous

Section 5.1Borrowing Base Notification.  From the date hereof through the next redetermination of the Borrowing Base, as set forth in the Existing Credit Agreement, as amended hereby, the Borrowing Base shall be $80,000,000.00.  Borrower and Lenders hereby agree that this provision satisfies all notification requirements as set forth in the Credit Agreement.

Section 5.2Release.  In consideration of the amendments contained herein, Borrower hereby waives and releases each of the Lenders and the Administrative Agent from any and all claims and defenses, known or unknown, with respect to the Existing Credit Agreement and the other Loan Documents and the transactions contemplated thereby

Section 5.3Ratification and Affirmation.  Borrower hereby acknowledges the terms of the Amended and Restated Credit Agreement, as amended, and ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect.

Section 5.4Survival of Agreements.  All of Borrower’s various representations, warranties, covenants and agreements in the Amendment Documents shall survive the execution and delivery thereof and the performance thereof, including the making or granting of the Loans and the delivery of the other Loan Documents, and shall further survive until all of the

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Obligations are paid in full to each Lender and all of Lenders’ obligations to Borrower are terminated.

Section 5.5Authorization.  The Lenders hereby authorize the Administrative Agent to execute any and all amendments to any Loan Documents deemed necessary by Administrative Agent to evidence the extension of the term of the Loan as described herein.

Section 5.6Interpretive Provisions.  Sections 1.2 and 1.3 of the Existing Credit Agreement are incorporated herein by reference herein as if fully set forth.

Section 5.7Loan Documents.  The Amendment Documents are each a Loan Document, and all provisions in the Existing Credit Agreement pertaining to Loan Documents apply thereto.

Section 5.8Governing Law.  This Amendment shall be governed by, and construed in accordance with, the Laws of the State of Oklahoma.

Section 5.9Counterparts; Fax.  This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment.  The Amendment Documents may be validly executed by facsimile or other electronic transmission.

THIS AMENDMENT AND THE OTHER AMENDMENT DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	PANHANDLE OIL AND GAS INC.,

an Oklahoma corporation

/s/ Paul Blanchard

By:Paul Blanchard

Title:President, CEO

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LENDERS:	BOKF, NA dba Bank of Oklahoma

By: /s/ Jeffrey Hall

Name:Jeffrey Hall

Title:Senior Vice President

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LENDERS:	MIDFIRST BANK, as lender and Documentation Agent

By: /s/ W. Thomas Portman

Name:W. Thomas Portman

Title:Vice President

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LENDERS:	BANCFIRST

By: /s/ Patrick R. Buss

Name:Patrick R. Buss

Title:Vice President

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LENDERS:	AMARILLO NATIONAL BANK

By: /s/ Rob Mansfield

Name:Rob Mansfield

Title:Vice President

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ADMINISTRATIVE AGENT:	BOKF, NA dba Bank of Oklahoma

By: /s/ Jeffrey Hall

Name:Jeffrey Hall

Title:Senior Vice President

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